Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2018
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

15. Accrued expenses and other current liabilities

	As of December 31,
	2017	2018
	RMB	RMB
Accrued advertising expense	621,238	821,059
Accrued shipping and handling expenses	336,580	418,187
Accrued payroll and social benefits	801,553	1,027,288
Deposits from delivery service providers	150,035	379,403
Taxes payables (Note a)	860,755	1,218,334
Accrued rental expenses	67,869	73,614
Accrued administrative expenses	229,795	440,784
Amounts received on behalf of third-party merchants (Note b)	300,264	741,109
Interest payable	17,356	26,649
Refund liability (Note c)	—	190,383
Others	151,706	175,795
Total	3,537,151	5,512,605

Note:

(a)Amounts represent income tax payable, VAT and related surcharges, PRC individual income tax of employees withheld by the Group and tariff, import VAT and consumption tax pursuant to the Circular on Tax Policy for Cross-border E-commerce Retail Imports.

(b)Amounts relate to the cash collected on behalf of third-party merchants which the Group provides platform access for sales of their products.

(c)The Group offers customers with an unconditional right of return for a period of 7 days upon receipt of products on sales from its platforms. The Group reduces product revenues and cost of revenues by an estimate of expected customer merchandise returns, which is calculated based on historical return patterns, and recorded as returned liability included in accrued expenses and other current liabilities. Refund liability is measured at the amount of consideration received for which the Group does not expect to be entitled.